RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
In the normal course of operations, the Company entered into the transactions below with related parties.
(a)Related party transactions under agreements with Brookfield
The Company has an outstanding equity commitment in the amount of $2.0 billion from Brookfield to fund future growth, which the Company may draw on from time to time. As of December 31, 2025 and 2024, there were no amounts drawn under the equity commitment.
The Company has a revolving credit facility with Brookfield under the Brookfield Credit Agreement. Refer to Note 21 for more details. The Company also has a support agreement and a rights agreement with Brookfield in relation to our exchangeable shares as well as a licensing agreement with Brookfield in relation to our use of the name “Brookfield” and its logo. No amounts have been incurred in the statements of operations under these agreements for the years ended December 31, 2025, 2024 and 2023.
The following table reflects our related party transactions under other agreements with Brookfield recorded in the statements of operations:

FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2025	2024	2023
Administration fees to Brookfield	10	7	8
Investment management fees to Brookfield(1)	243	162	64
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(1)The Company had $64 million and $51 million of investment management fees payable to Brookfield as of December 31, 2025 and 2024, respectively, which are included in “Due to related parties” on the statements of financial position. The remaining “Due to related parties” balances as of December 31, 2025 and 2024 are primarily related to accounts and loans payable to Brookfield and its subsidiaries.
(b)Other related party transactions
As of December 31, 2025, we held investments in related parties of $13.4 billion (2024 – $8.6 billion), not including equity method investments (see Note 8 for details on our equity method investments). The Company’s investments in related parties are net of maturities, prepayments and sales that occur during the year and reflect any other changes in carrying values during the year such as fair value changes for investments carried at fair value. Our investments in related parties include Brookfield shares received under the Exchange Offer closed on November 16, 2023, valued at $2.1 billion as of December 31, 2025 (2024 – $1.8 billion), BAM shares contributed by Brookfield on June 25, 2025, valued at $3.4 billion as of December 31, 2025 (2024 – $nil) and approximately $4.3 billion of private loans issued to subsidiaries of Brookfield (2024 – $3.1 billion). See Note 23 for the details of the Exchange Offer and the contribution of BAM shares by Brookfield.
Our investment transactions with related parties for the year ended December 31, 2025 include the contribution of $3.5 billion of BAM shares by Brookfield as well as approximately $400 million of financing provided to subsidiaries of Brookfield Renewable Partners L.P. For the year ended December 31, 2024, our investment transactions with related parties include the contribution of $1.1 billion of BAM shares by Brookfield to support the acquisition of AEL (see Note 16 for the details of this transaction). For the year ended December 31, 2023, our investment transactions with related parties include the receipt of $1.1 billion of Brookfield shares under the Exchange Offer. Investment transactions with related parties are accounted for in the same manner as those with unrelated parties in the financial statements. Amounts disclosed in this paragraph represent the value of investments at the time of the transaction.
The Company had $318 million of cash on deposit with a wholly-owned subsidiary of Brookfield as of December 31, 2025 (2024 – $493 million).